   EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 UNITED STATES CODE SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John W. Madigan, the Chairman and Chief Executive Officer of Tribune Company, certify that (i) Tribune Company’s Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and the results of operations of Tribune Company.

/s/ John W. Madigan John W. Madigan Chairman and Chief Executive Officer August 9, 2002